EXHIBIT 99.1

PRESENTATION

A.G. Edwards High Yield Equity Conference Hank Bachmann President & Chief Executive Officer

Forward-Looking Statements This presentation contains forward-looking statements and information that are based on Duncan Energy Partners L.P.’s beliefs and those of its general partner, as well as assumptions made by them and information currently available to them. When used in this presentation, words such as “anticipate,” “project,” “expect,” “plan,” “goal,” “forecast,” “intend,” “could,” “should,” “believe,” “may,” and similar expressions and statements regarding the contemplated transactions and the plans and objectives of Duncan Energy Partners L.P. for future operations, are intended to identify forward-looking statements Although Duncan Energy Partners L.P. and its general partner believe that the expectations reflected in such forward-looking statements are reasonable, neither it nor its general partner can give assurances that such expectations will prove to be correct. Such statements are subject to a variety of risks, uncertainties and assumptions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those Duncan Energy Partners L.P. anticipated, estimated, projected or expected. Among the key risk factors that may have a direct bearing on Duncan Energy Partners L.P.’s results of operations and financial condition are: Fluctuations in oil, natural gas and NGL prices and production due to weather and other natural and economic forces; A reduction in demand for its products by the petrochemical, refining or heating industries; The effects of its debt level on its future financial and operating flexibility; A decline in the volumes of NGLs or natural gas delivered to its facilities or produced by its shippers; The failure of its credit risk management efforts to adequately protect it against customer non-payment; Its dependence on Enterprise Products Partners L.P. and certain other key customers; Terrorist attacks aimed at its facilities or its industry; and The failure to successfully integrate any future acquisitions. Duncan Energy Partners L.P. has no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise

Use of Non-GAAP Financial Measures This presentation utilizes the Non-GAAP financial measures of Gross Operating Margin, EBITDA and Distributable Cash Flow. In general, we define Gross Operating Margin as operating income before (i) depreciation, amortization and accretion, (ii) gains and losses on the sale of assets and (iii) general and administrative expenses. We define EBITDA as net income or loss before interest; provision for income taxes; depreciation, amortization and accretion expense. In general, we define Distributable Cash Flow as net income or loss plus (i) depreciation, amortization and accretion expense; (ii) cash distributions received from unconsolidated affiliates, if any, less equity in the earnings of such affiliates; (iii) the subtraction of sustaining capital expenditures; (iv) gains and losses on the sale of assets; (v) cash proceeds from the sale of assets; (vi) gains or losses on monetization of financial instruments recorded in Accumulated Other Comprehensive Income less related amortization of such amount to earnings; (vii) the addition of losses or subtraction of gains related to other miscellaneous non-cash amounts affecting net income for the period; and (viii) the subtraction of our Parent’s 34% interest in such adjustments. Distributable Cash Flow is a significant liquidity metric used by our senior management to compare basic cash flows generated by us to the cash distributions we expect to pay partners. Distributable Cash Flow is also an important Non-GAAP financial measure for our limited partners since it serves as an indicator of our success in providing a cash return on investment. Distributable Cash Flow is also a quantitative standard used by the investment community with respect to publicly traded partnerships such as ours because the value of a partnership unit is in part measured by its yield (which in turn is based on the amount of cash distributions a partnership pays to a unit holder). The GAAP measure most directly comparable to Distributable Cash Flow is net cash flows provided by operating activities. Please see Slides 24 through 26 for our calculations of Gross Operating Margin and Distributable Cash Flow along with the appropriate reconciliations. Slide 27 includes our calculation of forecast Gross Operating Margin and EBITDA for the year ended December 31, 2007.

Overview Duncan Energy Partners L.P. (NYSE: DEP) was formed in September 2006 by Enterprise Products Partners L.P. (NYSE: EPD) to acquire, own and operate a diversified portfolio of midstream energy businesses IPO completed February 5, 2007; trading began January 31, 2007 IPO priced at $21/unit; net proceeds were $291.9 million 14,950,000 common units sold to the public (included full over-allotment of 1,950,000) Enterprise Products Operating L.P. (operating partnership of EPD) owns remaining 5,351,571 common units Enterprise contributed 66% equity interest in certain of its subsidiaries to DEP Businesses include gathering, transporting, marketing and storing natural gas and transporting and storing NGLs and petrochemicals Businesses are a part of Enterprise’s integrated midstream value chain

Business Strategy Optimize the benefits of our economies of scale and strategic location Manage our existing and future businesses to minimize the volatility of cash flows Invest in organic growth projects to capitalize on market opportunities that will expand our asset base and generate additional cash flow Pursue acquisitions of assets and businesses from related or third parties

Initial Public Offering EPD contributed a 66% ownership interest in subsidiaries to DEP that are integral to EPD’s midstream value chain in exchange for: Approximately $261 million of net IPO proceeds $199 million from a borrowing under our $300 million credit facility 5.4 million DEP common units (valued at approximately $112 million based on the IPO price of $21 per unit) On a pro forma basis, these assets are expected to generate approximately $77 million of EBITDA in 2007 EPD now owns a 25.8% limited partner interest and a 2% general partner interest in DEP with no IDRs

Key Investment Considerations Attractive business profile Strategically located in high demand areas Mature businesses that generate stable cash flows Affiliated with EPD - one of the largest midstream energy companies in the United States Businesses predominantly fee-based operations with little commodity price exposure Opportunity for organic projects and growth through acquisitions Investor-friendly partnership structure No incentive distribution rights (IDRs) Lower future cost of equity Strong economic alignment with sponsor Sponsor retains 28% direct interest in DEP Sponsor also retains 34% direct interest in DEP’s subsidiaries Proven management team with a track record of executing growth strategy

DEP’s Businesses are Integral to EPD’s Energy Value Chain

Diversified Business Mix NGL & Petrochemical Storage Services (49%) Mont Belvieu Caverns, LLC NGL Salt Dome Storage Facility NGL Pipeline Services (20%) DEP South Texas NGL Pipeline System Natural Gas Pipelines & Services (18%) Acadian Pipeline Cypress Pipeline Evangeline Pipeline Natural Gas Salt Dome Storage Facility Petrochemical Pipeline Services (13%) Lou-Tex Propylene Pipeline Sabine Propylene Pipeline

No GP IDRs Results in Lower Cost of Equity Capital Unlike most partnerships, DEP’s GP does not have any incentive distribution rights (IDRs) GP’s distribution is always capped at 2% of total distributions Results in lower cost of equity capital than most partnerships and corporations Incremental cash retained in the Partnership enhances DEP’s financial flexibility by providing for additional investment, debt reduction or increased cash distributions to LPs Assists DEP in pursuing acquisitions and organic projects under competitive conditions

Strong GP Profile with EPD EPD is one of the largest publicly traded energy partnerships in the U.S. $20 billion enterprise value $14 billion market capitalization Senior unsecured debt ratings of Baa3 / BBB- / BBB- by Moody’s, S&P and Fitch, respectively 2006 net income and distributable cash flow of approximately $600 million and $1 billion, respectively

Experienced Management Team Senior management actively participates throughout the Enterprise family of companies Individual Position with Enterprise Products Partners Position with Duncan Energy Partners Years of Energy Experience Dan L. Duncan Chairman and Founder Chairman 49 Richard H. Bachmann Director, EVP, Chief Legal Officer and Secretary Director, President and CEO 23 Michael A. Creel Director, EVP and CFO Director, EVP and CFO 27 Gil H. Radtke SVP Director, SVP and COO 24 W. Randall Fowler Director, SVP and Treasurer Director, SVP and Treasurer 27 Michael J. Knesek SVP, Principal Accounting Officer and Controller SVP, Principal Accounting Officer and Controller 31

Business Overview

Mont Belvieu Caverns, LLC Premier Storage Franchise

Mont Belvieu Gas Storage Low cost conversion of 4 to 6 caverns into 20-30 Bcf of natural gas storage Located adjacent to EPD’s Mont Belvieu NGL and Petrochemicals complex Multiple interconnects provide a hub service Completed Open Season April 12 Received 16 bids from 9 parties for capacity exceeding 26 Bcf Proceeding to binding Precedent Agreements Utilize to reduce corporate fuel costs Filed for required permits Expect initial service in 2Q 2009 Develop additional caverns as market warrants

South Texas NGL Pipeline 286-mile pipeline transports NGLs to Mont Belvieu, Texas from two EPD facilities located in South Texas Began operations in January 2007 Dedication fee of no less than $.02/gallon for 100% of production at EPD’s Shoup and Armstrong NGL fractionators irrespective of physical volumes shipped

Natural Gas Pipelines & Services Intrastate Louisiana pipeline involved in the marketing and transportation of natural gas Salt dome gas storage with 3 Bcf of working capacity Withdrawal capacity: 220 MMcf/d Injection capacity: 80 MMcf/d Links natural gas supplies from onshore Louisiana and offshore Gulf of Mexico to industrial, electric and utility customers in Louisiana Over 150 physical end-user market connections; connected to Henry Hub and 16 third-party pipelines Diversified customer base Long-term contracts servicing Entergy Louisiana and ExxonMobil

Petrochemical Pipeline Services Long-term contracts with affiliates of Shell and ExxonMobil Shell contracts based on ship-or-pay minimum volume requirements Connects propylene fractionators in Baton Rouge and Sorrento, Louisiana with Mont Belvieu, Texas storage caverns Connects BASF / Total Petrochemical Complex in Port Arthur, Texas to a pipeline in Louisiana that delivers polymer grade propylene to Basell Total throughput: ~35 MBPD

Financial Overview

Financial Objectives Facilitate growth objectives of the Enterprise family of partnerships Enable partnerships to contribute assets to DEP for cash and/or units, while maintaining control of assets and value chain benefits and redeploying proceeds into projects with higher returns Enhance the Enterprise position in pursuing acquisitions and projects in competitive environments Minimize the volatility of cash flow by managing the successful execution of Duncan Energy Partners’ business strategy Manage capital to provide financial flexibility for the Partnership while providing our investors with an attractive total return Maintain a strong balance sheet and conservative leverage ratios

Strong Start with First Quarter 2007 Results Pleased with first quarter results Gross operating margin for the quarter increased 26% to $21.7 million from $17.2 million reported in 1Q06 from the predecessor company Our South Texas NGL pipeline system began operations in January 2007, generating gross operating margin of $4.9 million in the first quarter of 2007 Distributable cash flow for the 2 month period was $5.6 million providing 1.1x coverage Look forward to reporting future results and growing our investment in DEP as we pursue opportunities to increase value to our unitholders

Key Investment Considerations Attractive business profile Strategically located in high demand areas Mature businesses that generate stable cash flows Affiliated with EPD - one of the largest midstream energy companies in the United States Businesses predominantly fee-based operations with little commodity price exposure Opportunity for organic projects and growth through acquisitions Investor-friendly partnership structure No incentive distribution rights Lower future cost of equity Strong economic alignment with sponsor Sponsor retains 28% direct interest in DEP Sponsor also retains 34% direct interest in DEP’s subsidiaries Proven management team with a track record of executing growth strategy

Non-GAAP Reconciliations

Non-GAAP Reconciliations

Non-GAAP Reconciliations

Non-GAAP Reconciliations

Non-GAAP Reconciliations Supplemental Forecast Data Our forecast of total gross operating margin for the four quarters ending December 31, 2007 is approximately $83.6 million. A reconciliation of forecast GAAP operating income for 2007 to forecast non-GAAP gross operating margin in total is as follows: For a description of non-GAAP gross operating margin, please read “Summary - Summary Historical and Pro Forma Financial and Operating Data - Non-GAAP Financial Measures” as disclosed in the Preliminary Prospectus dated January 24, 2007.